                                 T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                                 New Asia Fund
--------------------------------------------------------------------------------
                                 April 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
NEW ASIA FUND
-------------
     * Asian markets generally rose in the past six months, but gave up much of their gains late in the period.

     * The fund advanced strongly, well in excess of its benchmarks, aided by a focus on New Economy stocks in larger Asian markets.

     * We took profits in technology, media, and telecommunications stocks as investor euphoria drove share prices to unsustainable levels.

     * The recent market correction has made valuations more reasonable, and prospects for Asia's consumer-related and New Economy stocks appear excellent.
================================================================================
UPDATES AVAILABLE
-----------------
     For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.

================================================================================
FELLOW SHAREHOLDERS
-------------------
     Markets in Asia spent the first four months of 2000 retracing much of the spectacular advance they enjoyed late last year. Stocks in the Far East ex-Japan gained just 5% in the six months ended April 30, and market leadership was concentrated in a few sectors. So-called New Economy stocks held onto robust gains despite a severe correction late in the period. Larger markets such as Hong Kong, Taiwan, and India were also notably stronger than most of the Southeast Asian markets. These two trends benefited the New Asia Fund, which rose 29.04% in the period.

         *******************************************************
         PERFORMANCE COMPARISON
         ----------------------
         Periods Ended 4/30/00         6 Months        12 Months
         ---------------------         --------        ---------
         New Asia Fund                   29.04%           53.06%
         MSCIAll Country Far East
           Free Ex-Japan Index            5.22            11.14
         Lipper Pacific Ex-Japan
           Funds Average                 13.76            27.50
         *******************************************************

     Your fund's performance was exceptional in both absolute and relative terms for the 6- and 12-month perio ds ended April 30. Results exceeded those of our benchmarks by a wide margin, as shown in the table, aided by our emphasis on technology, media, and telecommunications stocks in large markets. The Morgan Stanley Capital International All Country Far East Free Ex-Japan Index rose 5.22%, held back by its relatively greater exposure to cyclical stocks, including financial and property shares, and to weaker markets such as Thailand and Singapore. Just as in the U.S., the performance of tech and telecom stocks was quite strong in Asia for much of the period, while stocks in other industries generally struggled. The euphoria for New Economy stocks peaked in early 2000, and they have fallen sharply since late March, removing much of the speculative excess that had built up late last year. Global worries about technology stock valuations and U.S. interest rates contributed to this correction. The trend of economic data in Asia, however, remained positive.

PORTFOLIO REVIEW
----------------
     We continue to focus on the best and most competitive companies in Asia -- businesses with solid franchises such as strong intellectual property, a defensible niche, or clear market dominance. This strategy can work particularly well during periods of high volatility, such as over the past 6- and 12-month periods, when financial and cyclical stocks generally fare poorly.

     Our concentration in the portfolio's top four markets grew during the past six months, a function both of superior performance in these markets and of the higher caliber of their companies. The fund's position in HONG KONG grew to 27% of net assets from 25%, though it bears repeating that 38% of net assets were in Hong Kong a year ago, a holdover from our defensive posture during the Asian financial crisis of 1998. Exposure to TAIWAN grew to 22% of net assets from 19% six months ago and 13% in April 1999. The fund's investments in SOUTH KOREA grew slightly to 20% of net assets, and exposure to INDIA rose to 18% from 15% six months ago.

            ***************************************************

      T. ROWE PRICE BECOMES SOLE OWNER OF INTERNATIONAL INVESTMENT MANAGER

               As an international investor, you may be aware that the T. Rowe Price international and global stock and bond funds have always been managed by Rowe Price-Fleming International, Inc., a joint venture formed in 1979 between T. Rowe Price Associates and London-based Robert Fleming Holdings, Limited.

               On April 11, 2000, T. Rowe Price announced an agreement to purchase the 50% of the joint venture owned by Flemings, thus becoming the sole owner of the management company. In due course, the name of Rowe Price-Fleming International will be changed to reflect its new status.

               The change in ownership structure will not affect the investment approach or operations of our international funds. We expect Rowe Price-Fleming's leadership and professional staff to remain in place, together with the substantial resources and expertise built up over the past 20 years. Likewise, there will be no change in the offices in London, Hong Kong, Tokyo, Singapore, Buenos Aires, Paris, and Baltimore.

               Under the U.S. securities laws, the assignment of the funds' investment management contract to a new entity is subject to shareholder approval. Accordingly, after the purchase is concluded later this year, we will set a date for a shareholder meeting and send you a proxy with voting information.

               The formation of Rowe Price-Fleming 20 years ago opened the way for T. Rowe Price to expand the investment services offered to shareholders and clients. As an integral part of T. Rowe Price, this very successful international investment manager will provide significant opportunities to enhance those services.

            ***************************************************

     As shown in the table, these four markets were among the best performers in Asia during the period. Not coincidentally, they are also home to some of the best companies in Asia or anywhere, in our view. TAIWAN SEMICONDUCTOR and South Korea's SAMSUNG ELECTRONICS are genuine world-beaters - that is, they are at or near the top global position in their respective fields. Taiwan Semiconductor is the leading contract manufacturer of logic chips, while Samsung is a leading maker of memory chips and is strong in telecommunications equipment and consumer electronics. Other portfolio holdings, such as ZEE TELEFILMS, HINDUSTAN LEVER, and GLOBAL TELE-SYSTEMS, all of India, are the best companies in rapidly growing industries in their home markets. Even before the past year's craze for tech, media, and telecom stocks, our focus on the highest-quality companies with the best managements in Asia naturally led us to a relatively high weighting in those sectors. However, we have largely avoided companies whose businesses are still conceptual and have little in the way of sales or profits.

          ******************************************************

          Market Performance
          ------------------
          (In U.S. Dollar Terms)
          Periods Ended 4/30/00         6 Months       12 Months
          ---------------------         --------       ---------
          China Free                     -20.71%         -10.59%
          Hong Kong                       11.99           11.38
          India                           20.50           67.76
          Malaysia                        24.13           68.62
          Philippines                    -22.45          -36.59
          Singapore                       -0.40           22.43
          Korea                            2.13           21.42
          Taiwan                          15.18           29.01
          Thailand                        -1.13          -13.75

          Source: RIMES Online, using MSCI indices.

          ******************************************************

     Despite our faith in this approach, markets sometimes get ahead of real prospects. In such times, even good companies become too expensive and share prices reach unsustainable levels. This happened in late December, and we took profits in some of our favorite companies even though, in many cases, they were precisely the businesses we want to own over the long term. In Hong Kong, for example, we trimmed CHINA TELECOM (HONG KONG), mainland China's number one mobile phone operator. In India, we significantly reduced our holdings in RANBAXY LABORATORIEs, the country's top maker of branded generic drugs, and Zee Telefilms, India's leading broadcaster. We sold half of our position in TELECOM ASIA, the leading private telecommunications company in THAILAND.



          *******************************************************

     [Geographic Diversification, A pie chart showing Hong Kong, 27%; Taiwan, 22%; South Korea, 20%; India, 18%; Singapore, 4%; United Kingdom(1), 2%1; Thailand, 1%; Other and Reserves, 6%]

               Based on net assets as of 4/30/00.
               (1) HSBC Holdings, a banking conglomerate formerly based in Hong Kong, recently moved its domicile to the U.K.

          *******************************************************

     Proceeds of our sales were reinvested in companies poised to benefit from increasing consumer spending in Asia. We increased our holdings in India's top four financial institutions: ICICI, ICICI BANK, HOUSING DEVELOPMENT FINANCE, and HDFC BANK. These compan- ies are taking market share away from the government-owned banking sector by providing the superior service that customers want. We also have built significant positions in Asia's leading investor-owned health care providers - APOLLO HOSPITALS in India and PARKWAY HOLDINGS in Singapore - because health-related spending is rising quickly from a very low base. We added to existing positions in retailers such as ESPRIT HOLDINGS in Hong Kong, and basic consumer goods company Hindustan Lever and tobacco giant ITC in India. We also bought CATHAY PACIFIC AIRWAYS of Hong Kong and KOREAN AIR, where new management initiatives are showing positiv e results.

OUTLOOK
-------
     The recent market correction has brought share prices back to much more attractive levels after a period of excessive speculation. In due course, this volatility may present an opportunity to buy our favorite companies back again. Unless higher interest rates cause a severe slowdown in the U.S. economy, Asian economies should continue to recover. Export-oriented companies and countries are the most vulnerable to a potential slackening of U.S. demand. The economic recoveries of Thailand, Malaysia, Singapore, Korea, and Taiwan have been powered overwhelmingly by exports. Other sectors have lagged. As a result, even with signs of overheating in Korea, authorities have been reluctant to raise rates because of continued proble ms in the banking sector.

          ******************************************************

          INDUSTRY DIVERSIFICATION
          ------------------------
                                           Percent of Net Assets
                                           10/31/99      4/30/00
                                           --------      -------
          Services                            25.3%        28.2%
          Capital Equipment                   16.9         27.5
          Finance                             22.7         21.3
          Multi-industry                       5.8          7.7
          Consumer Goods                      17.8          7.4
          Energy                               3.1          1.7
          All Other                            1.2          1.1
          Reserves                             7.2          5.1
          Total                              100.0%       100.0%

          ******************************************************

     The companies with the best prospects, especially in an uncertain world environment, are those that benefit from Asian consumer spending on housing, health care, food, leisure, and communications. Even if the global economy slows, consumers in Asia and around the world will continue to demand the latest technology in mobile phones, home appliances, and cars (though perhaps at a less frenetic pace). This bodes well for companies that make the basic building blocks of these products, from semiconductors to plas-tic cases. The New Asia Fund continues to own the best-in-class manufacturers of these components, as most of them are located in Asia.

*****************************
The  companies  with the best
prospects ... are those  that
benefit  from  Asian consumer
spending ...
*****************************

     We remain skeptical about reinvesting more in smaller Southeast Asian economies such as Indonesia, Thailand, the Philippines, and Malaysia. Unaddressed structural problems in their banking sectors are holding back their economies. In addition, globalization and more open markets will bring fierce and unwelcome competition to companies that have grown used to having their home markets to themselves. We will continue to look for opportunities in companies where management is better preparing for a more competitive environment.

     Overall, we believe the outlook for investing in Asia is exciting. Trends such as global economic growth, deregulation, competition, technological advancement, and rising consumer incomes have created enormous opportunities for Asian corporations to boost revenues, profits, and shareholder value.


Respectfully submitted,

/s/

Martin G. Wade
Chairmann R. Ford

/s/

John R. Ford
President
May 22, 2000

         ***************************************************

          NEW PRESIDENT OF T. ROWE PRICE INTERNATIONAL FUNDS

          After more than 20 years as president of T. Rowe Price International Funds, Inc., Martin G. Wade has passed the baton to his colleague, John R. Ford. John Ford has been associated with T. Rowe Price's international investment management arm since 1984. He currently serves on the Investment Advisory Committees of all the T. Rowe Price international equity funds.

          Mr. Wade was instrumental in the launching of T. Rowe Price's first foreign stock offering, the International Stock Fund, in 1980, and played a key role thereafter in the company's increasing presence as an international asset manager. He remains associated with the International Funds as chairman and is also a member of the Board of Directors of T. Rowe Price Associates.

================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                      Percent of
                                                                      Net Assets
                                                                         4/30/00
                                                                      ----------

Samsung Electronics, South Korea                                            9.4%
Hutchison Whampoa, Hong Kong                                                7.0
Cheung Kong Holdings, Hong Kong                                             6.4
Taiwan Semiconductor Manufacturing, Taiwan                                  4.8
China Telecom (Hong Kong), Hong Kong                                        3.1
United Micro Electronics, Taiwan                                            2.8
Zee Telefilms, India                                                        2.4
Korea Telecom, South Korea                                                  2.3
Global Tele-Systems, India                                                  2.3
South Korea Telecom, South Korea                                            2.2
ICICI, India                                                                2.1
Hon Hai Precision Industry, Taiwan                                          2.0
Housing Development Finance, India                                          1.8
Cable & Wireless Hong Kong Telecom, Hong Kong                               1.8
ICICI Bank, India                                                           1.8
Powerchip Semiconductors, Taiwan                                            1.8
HSBC Holdings,United Kingdom                                                1.5
Li & Fung, Hong Kong                                                        1.4
Far East Textile, Taiwan                                                    1.3
Parkway Holdings, Singapore                                                 1.2
Hyundai Electric Industries, South Korea                                    1.2
Dao Heng Bank Group, Hong Kong                                              1.1
Yageo, Taiwan                                                               1.1
Korea Electric Power, South Korea                                           1.1
Asustek Computer, Traiwan                                                   1.1
Total                                                                      65.0%

Note: Table excludes reserves.

================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------

     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

                   MSCI AC Far East        Lipper Pacific
                    Free Ex-Japan             Ex-Japan              New Asia
     Date               Index              Funds Average             Fund
     ----          ----------------        --------------           --------
     9/28/90       $10,000                 $10,000                  $10,000
     4/91           13,203                  12,256                   12,246
     4/92           16,066                  13,071                   13,076
     4/93           20,422                  15,632                   15,378
     4/94           28,582                  19,748                   20,314
     4/95           28,155                  19,131                   18,856
     4/96           35,312                  23,288                   22,728
     4/97           32,656                  22,090                   21,117
     4/98           19,102                  14,234                   14,027
     4/99           24,009                  16,158                   15,539
     4/00           26,682                  21,578                   23,784

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------

     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

                                                                Since  Inception
Periods Ended 4/30/00            1 Year   3 Year  5 Years   Inception       Date
---------------------            ------   ------  -------   ---------  ---------
New Asia Fund                    53.06%    4.04%    4.75%       9.46%    9/28/90

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.

================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited                         For a share outstanding throughout each period

FINANCIAL HIGHLIGHTS
--------------------                                         6 Months       Year
                                                                Ended      Ended
                        4/30/00 10/31/99  10/31/98  10/31/97  10/31/96  10/31/95
                        ------- --------  --------  --------  --------  --------
NET ASSET VALUE
---------------
Beginning of period    $ 7.20   $ 4.93    $ 5.95    $ 8.64    $ 8.12   $ 10.07
--------------------------------------------------------------------------------
Investment activities
  Net investment
  income (loss)          0.02     0.05      0.13      0.09      0.06      0.08
  Net realized and
  unrealized gain (loss) 2.07     2.31     (1.07)    (2.71)     0.55     (1.07)
--------------------------------------------------------------------------------
  Total from
  investment activities  2.09     2.36     (0.94)    (2.62)     0.61     (0.99)
--------------------------------------------------------------------------------

Distributions
  Net investment income (0.04)   (0.09)    (0.08)    (0.06)    (0.09)    (0.07)
  Net realized gain        --       --        --     (0.01)       --     (0.89)
--------------------------------------------------------------------------------
  Total distributions   (0.04)   (0.09)    (0.08)    (0.07)    (0.09)    (0.96)
--------------------------------------------------------------------------------
NET ASSET VALUE
---------------
END OF PERIOD          $ 9.25   $ 7.20    $ 4.93    $ 5.95    $ 8.64    $ 8.12
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return*           29.04%   48.73%   (15.97)%  (30.61)%    7.58%    (9.70)%
--------------------------------------------------------------------------------
Ratio of total expenses to
average net assets       1.07%+   1.21%     1.29%     1.10%     1.11%     1.15%
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to average
net assets               0.34%+   0.87%     2.33%     0.76%     0.66%     0.97%
--------------------------------------------------------------------------------
Portfolio turnover rate  57.7%+   69.9%     68.1%     41.8%     42.0%     63.7%
--------------------------------------------------------------------------------
Net assets, end of period
(in millions)         $ 1,214    $ 996     $ 633     $ 877   $ 2,041   $ 1,909
--------------------------------------------------------------------------------

     * Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.

     +    Annualized

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

STATEMENT OF NET ASSETS                                Shares              Value
-----------------------                                ------              -----
                                                                    In thousands
CHINA 0.6%
----------
COMMON STOCKS  0.6%
PetroChina                                         48,340,000           $ 7,509
--------------------------------------------------------------------------------
Total China (Cost $7,947)                                                 7,509
                                                                      ----------

HONG KONG  27.0%
----------------
COMMON STOCKS  27.0%
Cable & Wireless Hong Kong Telecom                  9,063,177            21,409
--------------------------------------------------------------------------------
Cathay Pacific Airways                              3,018,000             5,366
--------------------------------------------------------------------------------
Cheung Kong Holdings                                6,493,000            77,524
--------------------------------------------------------------------------------
China Telecom (Hong Kong)                           5,240,000            37,504
--------------------------------------------------------------------------------
Citic Pacific                                       1,780,000             8,181
--------------------------------------------------------------------------------
Dah Sing Financial                                  1,303,400             5,104
--------------------------------------------------------------------------------
Dao Heng Bank Group                                 2,987,760            13,809
--------------------------------------------------------------------------------
DVB Holdings                                        3,072,000             1,390
--------------------------------------------------------------------------------
Esprit Holdings                                     9,089,988             9,686
--------------------------------------------------------------------------------
Great Eagle Holdings                                3,885,000             6,634
--------------------------------------------------------------------------------
Henderson Land Development                          2,210,000             9,675
--------------------------------------------------------------------------------
Hutchison Whampoa                                   5,849,000            84,853
--------------------------------------------------------------------------------
Legend Holdings                                     4,060,000             4,691
--------------------------------------------------------------------------------
Li & Fung                                           4,406,000            17,196
--------------------------------------------------------------------------------
New World China Land                                3,290,830               841
--------------------------------------------------------------------------------
Pacific Century CyberWorks                            966,000             1,798
--------------------------------------------------------------------------------
Sa Sa International Holdings                       21,505,000             3,755
--------------------------------------------------------------------------------
Sino Land                                          10,598,000             3,980
--------------------------------------------------------------------------------
South China Morning Post                            7,946,000             8,467
--------------------------------------------------------------------------------
Varitronix International                            2,453,000             5,590
--------------------------------------------------------------------------------
Total Hong Kong (Cost $193,298)                                         327,453
                                                                      ----------
INDIA  18.1%
------------
COMMON STOCKS  18.1%
Apollo Hospitals                                      803,000             4,691
--------------------------------------------------------------------------------
Britannia Industries                                  491,500             5,731
--------------------------------------------------------------------------------
Cipla                                                 415,000             8,485
--------------------------------------------------------------------------------
Global E-Com *                                        984,000           $ 5,954
--------------------------------------------------------------------------------
Global Tele-Systems                                 1,028,000            28,141
--------------------------------------------------------------------------------

HCL Infosystems                                       354,000             2,919
--------------------------------------------------------------------------------
HCL Technologies *                                     59,000             2,102
--------------------------------------------------------------------------------
HDFC Bank                                           1,094,000             6,177
--------------------------------------------------------------------------------
Hindustan Lever                                       213,700            11,725
--------------------------------------------------------------------------------
Housing Development Finance                         2,070,800            22,297
--------------------------------------------------------------------------------
ICICI Bank Limited ADR (USD) *                        453,800             7,828
--------------------------------------------------------------------------------
ICICI Bank Limited                                  1,791,842             9,717
--------------------------------------------------------------------------------
ICICI Limited ADR (USD)                               149,304             3,789
--------------------------------------------------------------------------------
ICICI Limited                                       8,316,000            25,669
--------------------------------------------------------------------------------
ITC                                                   902,500            11,783
--------------------------------------------------------------------------------
Mahanagar Telephone                                 2,195,000            11,317
--------------------------------------------------------------------------------
McDowell                                            1,960,800             4,492
--------------------------------------------------------------------------------
Pentafour Software                                    542,000             7,940
--------------------------------------------------------------------------------
Ranbaxy Laboratories                                  703,500             9,831
--------------------------------------------------------------------------------
Zee Telefilms                                       1,817,800            29,568
--------------------------------------------------------------------------------
Total India (Cost $152,829)                                             220,156
                                                                      ----------
PHILIPPINES  0.6%
-----------------
COMMON STOCKS  0.6%
La Tondena Distillers                               4,084,800             2,721
--------------------------------------------------------------------------------
San Miguel (Class B)                                3,545,405             4,465
--------------------------------------------------------------------------------
Total Philippines (Cost $12,856)                                          7,186
                                                                      ----------
SINGAPORE  4.2%
---------------
COMMON STOCKS  4.2%
DBS Group Holdings                                    722,443             9,949
--------------------------------------------------------------------------------
Delgro                                              1,518,000             3,736
--------------------------------------------------------------------------------
GES International                                   8,079,000             9,942
--------------------------------------------------------------------------------
Parkway Holdings                                    5,107,000            14,664
--------------------------------------------------------------------------------
Singapore Press                                       262,719             5,142
--------------------------------------------------------------------------------
Singapore Telecommunications                        5,101,000             7,353
--------------------------------------------------------------------------------
Total Singapore (Cost $49,499)                                           50,786
                                                                      ----------

SOUTH KOREA  19.5%
------------------
COMMON STOCKS  19.5%
Housing & Commercial Bank                             453,100           $ 7,758
--------------------------------------------------------------------------------
Hyundai Electric Industries                           891,000            14,131
--------------------------------------------------------------------------------
Korea Electric Power                                  451,540            13,224
--------------------------------------------------------------------------------
Korea Telecom                                         282,600            19,303
--------------------------------------------------------------------------------
Korea Telecom ADR (USD)                               267,000             9,211
--------------------------------------------------------------------------------
Korean Air                                            391,650             3,600
--------------------------------------------------------------------------------
LG Chemicals                                          283,000             6,503
--------------------------------------------------------------------------------
LG Information & Communications                       115,305             8,884
--------------------------------------------------------------------------------
Mirae                                                 881,900             4,561
--------------------------------------------------------------------------------
Opicom                                                127,500             3,883
--------------------------------------------------------------------------------
Samsung Electronics                                   421,492           113,942
--------------------------------------------------------------------------------
Serome Technology                                      13,483               397
--------------------------------------------------------------------------------
Shinhan Bank                                          543,000             5,211
--------------------------------------------------------------------------------
South Korea Telecom                                    98,240            26,115
--------------------------------------------------------------------------------
Total South Korea (Cost $120,477)                                       236,723
                                                                      ----------
TAIWAN  22.0%
-------------
COMMON STOCKS  22.0%
Acer Peripherals                                    1,955,000             8,083
--------------------------------------------------------------------------------
Acer Sertec                                         1,898,000            10,422
--------------------------------------------------------------------------------
Asustek Computer                                    1,183,677            13,115
--------------------------------------------------------------------------------
Far East Textile                                   10,339,502            15,884
--------------------------------------------------------------------------------
Hitron Technology                                   1,184,000             7,585
--------------------------------------------------------------------------------
Hon Hai Precision Industry                          1,966,800            18,964
--------------------------------------------------------------------------------
Hon Hai Precision Industry GDR (144a) (USD)*          209,051             5,854
--------------------------------------------------------------------------------
Powerchip Semiconductor GDR (USD)*                    792,000            18,216
--------------------------------------------------------------------------------

Powerchip Semiconductor                             1,341,000             3,090
--------------------------------------------------------------------------------
President Chain Store                               3,064,824            10,919
--------------------------------------------------------------------------------
Siliconware Precision Industries                    5,070,120            11,517
--------------------------------------------------------------------------------
Synnex Tech                                         1,171,000           $ 7,923
--------------------------------------------------------------------------------
Systex                                              2,648,800            11,558
--------------------------------------------------------------------------------
Taiwan Semiconductor Manufacturing                  9,066,519            58,379
--------------------------------------------------------------------------------
United Microelectronics                            10,056,200            34,019
--------------------------------------------------------------------------------
Winbond Electronics GDR (144a) (USD)*                 368,300            11,657
--------------------------------------------------------------------------------
WYSE Technology Taiwan                              3,007,000             6,487
--------------------------------------------------------------------------------
Yageo                                               7,009,740            11,410
--------------------------------------------------------------------------------
Yageo GDS (USD)                                       243,000             1,974
--------------------------------------------------------------------------------
Total Taiwan (Cost $163,183)                                            267,056
                                                                      ----------
THAILAND  1.4%
--------------
COMMON STOCKS  1.4%
Bangkok Bank *                                      5,173,800             8,767
--------------------------------------------------------------------------------
TelecomAsia                                         5,060,000             6,780
--------------------------------------------------------------------------------
TelecomAsia *                                       1,597,894             1,161
--------------------------------------------------------------------------------
Total Thailand (Cost $18,768)                                            16,708
                                                                      ----------
UNITED KINGDOM  1.5%
--------------------
COMMON STOCKS  1.5%
HSBC Holdings (HKD)                                 1,621,634            18,165
--------------------------------------------------------------------------------
Total United Kingdom (Cost $14,666)                                      18,165
                                                                      ----------
VIETNAM 0.0%
------------
Common Stocks  0.0%
Lazard Vietnam Fund (USD) *                           152,800               159
--------------------------------------------------------------------------------
Total Vietnam (Cost $309)                                                   159
                                                                      ----------
SHORT-TERM INVESTMENTS  4.5%
----------------------------
MONEY MARKET FUNDS  4.5%
Reserve Investment Fund, 6.18% #                   54,824,185            54,824
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost $54,824)                              54,824
                                                                      ----------

TOTAL INVESTMENTS IN SECURITIES
99.4% of Net Assets (Cost $788,656)                                 $ 1,206,725

Other Assets Less Liabilities                                             6,921
                                                                      ----------
NET ASSETS                                                          $ 1,213,646
                                                                      ----------
NET ASSETS CONSIST OF:
Accumulated net investment income - net of distributions                $ 1,669
Accumulated net realized gain/loss - net of distributions              (240,193)
Net unrealized gain (loss)                                              411,634
Paid-in-capital applicable to 131,188,173 shares of
$0.01 par value capital stock outstanding;
2,000,000,000 shares of the Corporation authorized                    1,040,536
                                                                      ----------
NET ASSETS                                                          $ 1,213,646
                                                                      ----------
NET ASSET VALUE PER SHARE                                                $ 9.25
                                                                      ----------

     *    Non-income producing
     #    Seven-day yield
     ADR  American  depository  receipt
     GDR  Global depository receipt
     GDS  Global depository share
     144a Security was purchased  pursuant to Rule
          144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers - total of such securities at period-end amounts to 1.4% of net assets.
     HKD  Hong Kong dollar
     USD  U.S. dollar

================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                        6 Months
                                                                           Ended
                                                                         4/30/00
                                                                        --------
INVESTMENT INCOME (LOSS)
------------------------
INCOME
    Dividend (net of foreign taxes of $628)                             $ 7,489
    Interest (net of foreign taxes of $10)                                1,624
    Securities lending                                                      203
    Total income                                                          9,316
                                                                        --------

EXPENSES
    Investment management                                                 5,415
    Shareholder servicing                                                 1,234
    Custody and accounting                                                  287
    Prospectus and shareholder reports                                       73
    Legal and audit                                                          27
    Registration                                                             20
    Directors                                                                 3
    Miscellaneous                                                             4
                                                                        --------
    Total expenses                                                        7,063
    Expenses paid indirectly                                                 (1)
                                                                        --------
    Net expenses                                                          7,062
                                                                        --------
Net investment income (loss)                                              2,254
                                                                        --------

REALIZED AND UNREALIZED GAIN (LOSS)
-----------------------------------
Net realized gain (loss)
    Securities (net of foreign taxes of $10,078)                        117,085
    Foreign currency transactions                                          (244)
                                                                        --------
    Net realized gain (loss)                                            116,841
                                                                        --------
Change in net unrealized gain or loss
    Securities (net of deferred foreign taxes of $1,284)                181,610
    Other assets and liabilities
    denominated in foreign currencies                                      (106)
                                                                        --------
    Change in net unrealized gain or loss                               181,504
                                                                        --------
Net realized and unrealized gain (loss)                                 298,345
                                                                        --------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                                $ 300,599
                                                                        --------

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited

STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands                                                 6 Months       Year
                                                                Ended      Ended
                                                              4/30/00   10/31/99
                                                              -------   --------
INCREASE (DECREASE) IN NET ASSETS
---------------------------------
Operations
    Net investment income (loss)                             $ 2,254    $ 6,847
    Net realized gain (loss)                                 116,841     17,705
    Change in net unrealized gain or loss                    181,504    285,186
                                                         -----------------------
    Increase (decrease) in net assets from operations        300,599    309,738
                                                         -----------------------
Distributions to shareholders
    Net investment income                                     (5,468)   (11,370)
                                                         -----------------------
Capital share transactions *
    Shares sold                                              814,612    934,309
    Distributions reinvested                                   5,226     10,841
    Shares redeemed                                         (897,152)  (880,525)
                                                         -----------------------
    Increase (decrease) in net assets from capital
    share transactions                                       (77,314)    64,625
                                                         -----------------------
NET ASSETS
----------
Increase (decrease) during period                            217,817    362,993
Beginning of period                                          995,829    632,836
                                                         -----------------------
END OF PERIOD                                            $ 1,213,646  $ 995,829
                                                         -----------------------

*Share information
        Shares sold                                           83,968    150,881
        Distributions reinvested                                 574      2,217
        Shares redeemed                                      (91,585)  (143,305)
                                                         -----------------------
        Increase (decrease) in shares outstanding             (7,043)     9,793

The accompanying notes are an integral part of these financial statements.

================================================================================

T. Rowe Price New Asia Fund
--------------------------------------------------------------------------------
Unaudited                                                         April 30, 2000

NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price International Funds, Inc. (the corporation) is registered under the Investment Company Act of 1940. The New Asia Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the corporation and commenced operations on September 28, 1990. The fund seeks long-term growth of capital through investments in large and small companies located, or with primary operations, in Asia (excluding Japan).

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     VALUATION Equity securities are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     CURRENCY TRANSLATION Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     OTHER Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Expenses paid indirectly reflect credits earned on daily uninvested cash balances at the custodian and are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

     EMERGING MARKETS At April 30, 2000, the fund held investments in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

     SECURITIES LENDING The fund lends its securities to approved brokers to earn additional income and receives cash and U.S. government securities as collateral against the loans. Cash collateral received is invested in a money market pooled account by the fund's lending agent. Collateral is maintained over the life of the loan in an amount not less than 100% of the value of loaned securities. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them. At April 30, 2000, the value of loaned securities was $30,109,000; aggregate collateral consisted of $31,833,000 in the securities lending collateral pool.

     OTHER Purchases and sales of portfolio securities, other than short-term securities, aggregated $359,971,000 and $442,023,000, respectively, for the six months ended April 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. As of October 31, 1999, the fund has capital loss carryforwards for federal income tax purposes of $355,216,000, all of which expires in 2006. The fund intends to retain gains realized in future periods that may be offset by available capital loss carryforwards.

     At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $788,656,000. Net unrealized gain aggregated $418,069,000 at period-end, of which $465,922,000 related to appreciated investments and $47,853,000 to depreciated investments.

NOTE 4 - FOREIGN TAXES

     The fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by the fund and withheld from dividend and interest income.

     Gains realized upon disposition of Indian securities held by the fund are subject to capital gains tax in India. The tax on realized gains is paid prior to repatriation of sales proceeds. A deferred tax liability is accrued on net unrealized gains and totaled $6,328,000 at April 30, 2000.

NOTE 5 - RELATED PARTY TRANSACTIONS

     The fund is managed by Rowe Price-Fleming International, Inc. (the manager), which is owned by subsidiaries of T. Rowe Price Associates, Inc. (Price Associates) and Robert Fleming Holdings Limited (Fleming). Price Associates has entered into an agreement with Fleming to purchase Fleming's interest in the manager.

     The investment management agreement between the fund and the manager provides for an annual investment management fee, of which $881,000 was payable at April 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.50% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Price Associates (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At April 30, 2000, and for the six-months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $1,017,000 for the six months ended April 30, 2000, of which $235,000 was payable at period-end.

     Additionally, the fund is one of several T. Rowe Price-sponsored mutual funds (underlying funds) in which the T. Rowe Price Spectrum Funds (Spectrum) may invest. Spectrum does not invest in the underlying funds for the purpose of exercising management or control. Expenses associated with the operation of Spectrum are borne by each underlying fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by Spectrum, pursuant to special servicing agreements between and among Spectrum, the underlying funds, T. Rowe Price, and, in the case of T. Rowe Price Spectrum International, Rowe Price-Fleming International. Spectrum International Fund held approximately 0.1% of the outstanding shares of the fund at April 30, 2000. For the six months then ended, the fund was allocated $3,000 of Spectrum expenses.

     The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended April 30, 2000, totaled $1,574,000 and are reflected as interest income in the accompanying Statement of Operations.

     During the six months ended April 30, 2000, the fund, in the ordinary course of business, placed security purchase and sale orders aggregating $42,569,000 with certain affiliates of the manager and paid commissions of $110,000 related thereto.

================================================================================

FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street

Wellesley
COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.           F39-051  4/30/00